UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2023

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway
Fort Worth, TX 76137
(Address of principal executive offices, including zip code)

(877) 415-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Scott P. Seidelmann Date of Separation Extension
On May 30, 2023, Omnicell, Inc. (“Omnicell” or the “Company”) filed a Current Report on Form 8-K disclosing that Scott P. Seidelmann would step down from his role as Executive Vice President and Chief Commercial Officer on October 1, 2023. Subsequently, on September 29, 2023, the Company determined to extend Mr. Seidelmann’s date of separation to November 3, 2023. Mr. Seidelmann will continue to serve as an executive adviser to the Company until his separation and will continue to assist in the transition of his responsibilities.
Christine M. Mellon Separation Agreement
As previously disclosed, Ms. Mellon separated from the Company on October 1, 2023 (“Mellon Separation Date”). In connection with Ms. Mellon’s termination by the Company without cause, the Company entered into a separation agreement with Ms. Mellon to memorialize the benefits under the Omnicell, Inc. Executive Severance Plan (the “Severance Plan”) for a Terminating Event outside of the CIC Protection Period (each as defined in the Severance Plan), and provide for (a) the accelerated vesting as of the Mellon Separation Date of all of Ms. Mellon’s outstanding restricted stock units and outstanding and earned performance-based restricted stock units that would have otherwise vested within 12 months following the Mellon Separation Date, and (b) a lump sum payment of $15,000 for outplacement services. The separation agreement was entered into on October 4, 2023 by Ms. Mellon.
The foregoing summary is qualified in its entirety by reference to the separation agreement entered into with Ms. Mellon attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Separation Agreement dated October 4, 2023 by and between Omnicell, Inc. and Christine M. Mellon

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: October 5, 2023	/s/ Corey J. Manley
Corey J. Manley
Executive Vice President, Chief Legal and Administrative Officer